UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Mall Road, Suite 416
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2024, the Board of Directors of Cerence Inc. (the “Company”) appointed Antonio (“Tony”) Rodriquez to serve as the Company’s interim Chief Financial Officer and designated Mr. Rodriquez as the Company’s principal financial officer, succeeding Stefan Ortmanns, the Company’s current President and Chief Executive Officer, in such role. Mr. Rodriquez’s appointment will be effective as of June 4, 2024. As previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2024, the Company has commenced a search for a new Chief Financial Officer.

Mr. Rodriquez, age 59, has served as a partner of CSuite Financial Partners (“CSuite”), a financial executive services firm, since 2018, where he served as chief financial officer of The Bouqs Company from 2019 to 2023. From 2010 to 2018, Mr. Rodriquez served as chief financial officer of TouchCommerce Inc. Mr. Rodriquez has over 25 years of experience as a financial leader managing all aspects of finance and accounting for global companies, including eCommerce, SaaS, advertising media and consumer marketing industries. He began his career at KPMG LLP where he serviced international public and private companies in the manufacturing, retail, distribution and technology sectors as an assurance senior manager. Mr. Rodriquez holds a B.S. in business and accounting from California State University, Northridge.

The Company and CSuite are party to an Interim Services Agreement, dated June 4, 2024 (the “Services Agreement”), pursuant to which Mr. Rodriquez will provide services to the Company. Under the Services Agreement, the Company will pay CSuite a weekly fee of $17,500 for the services. Mr. Rodriquez will receive no compensation directly from the Company, but will be reimbursed for expenses. Pursuant to the Services Agreement, CSuite and Mr. Rodriquez are entitled to indemnification in connection with the services provided, and the Company will enter into an indemnification agreement with Mr. Rodriquez in its standard form for officers of the Company. Either party may terminate the Services Agreement upon five days written notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024	CERENCE INC.

	By:	/s/ Stefan Ortmanns
	Name:	Stefan Ortmanns
	Title:	President and Chief Executive Officer